Fees Summary	Apr. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,290,050.00
Previously Paid Amount	0.00
Total Fee Amount	2,525.85
Total Offset Amount	0.00
Net Fee	$ 2,525.85